Item 1: Report to Shareholders

U.S. Treasury Long-Term Fund	May 31, 2007

The views and opinions in this report were current as of May 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury securities performed well over the last year, as the Federal Reserve kept the fed funds target rate at a multiyear high of 5.25% since last June—which benefited money market investors—and as longer-term interest rates declined and bond prices rose in response to a significant domestic economic slowdown. In the last six months, however, intermediate- and long-term government bonds produced slight negative returns, as bond yields rose in response to continued inflation pressures and the reduced chances for a Fed rate cut. The performance of the U.S. Treasury Funds in the 6- and 12-month periods ended May 31, 2007, generally reflected these performance patterns.

HIGHLIGHTS

• U.S. Treasury securities performed well over the last year, but in the last six months, intermediate- and long-term government bonds produced slight negative returns as longer-term interest rates increased.

• The U.S. Treasury Money Fund surpassed its Lipper benchmark in the 6- and 12-month periods ended May 31, 2007; the U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds produced mixed results versus their benchmarks.

• In the last six months, the money fund’s average maturity was slightly longer than that of our average competitor, reflecting our expectations for reduced T-bill supply. The longer-term bond funds kept their durations close to those of their Lehman benchmarks.

• If the economy rebounds, the Fed’s next move is more likely to be an increase, rather than a decrease, in short-term interest rates. If longer-term rates rise, investors could be compensated with higher income for assuming the greater interest rate risk associated with owning longer-term Treasury securities.

ECONOMY AND INTEREST RATES

Economic growth decelerated over the last year, as the housing sector’s weakness persisted and the market for mortgage loans to homebuyers with greater credit risks came under pressure. In fact, first-quarter GDP growth in 2007 was measured at an annualized rate of 0.6%, the lowest reading in several years and well below the 5.6% growth rate in the first quarter of 2006. Yet the healthy labor market—national unemployment dipped to 4.4% in March, nearly a six-year low—and rising energy, food, and import prices kept inflation above the 1% to 2% comfort zone of Federal Reserve officials. The Fed kept the fed funds target rate at 5.25% for most of our reporting period because central bank officials continued to believe that slower growth should allow inflation to ease over time. However, the Fed acknowledged an increase in economic uncertainty stemming from the weak housing market.

As shown in the graph, Treasury bill yields were little changed over the last year, reflecting the Fed’s steady monetary policy. Intermediate- and long-term interest rates declined in aggregate over the last year, but they increased in the last six months, as inflation remained elevated and hopes dwindled for the Fed to stimulate the economy with lower short-term interest rates.

Long-term interest rates are usually higher than short-term rates because investors typically demand higher returns for committing their capital for longer periods. The Treasury yield curve—a depiction of the relationship between the yields of government bonds with various maturities—was “inverted” for most of the last year, however, as longer-term rates declined and remained below the 5.25% fed funds rate. Long-term rates are lower than they otherwise would have been due to strong global demand for U.S. Treasury securities.

MARKET NEWS

Despite the economic slowdown and continued spending on military operations in Iraq and Afghanistan, the federal government continued to receive greater-than-expected tax revenues. As a result, the federal budget deficit for fiscal year 2007 is likely to be less than previously expected. At present, official estimates for this year’s deficit range from $177 billion to $244 billion, according to the Congressional Budget Office and the White House’s Office of Management and Budget, respectively. In addition, because the federal government’s borrowing needs have decreased, the Treasury Department recently suspended the quarterly issuance of three-year notes. The Treasury will continue to issue securities with 2-, 5-, 10-, and 30-year maturities to maintain adequate liquidity in the government bond market.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 2.28% and 4.57% for the 6- and 12-month periods ended May 31, 2007, respectively. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both periods.

The fund’s longer-term performance relative to its peers remains favorable. Lipper ranked the fund in the top 23% of the Lipper U.S. Treasury money market funds universe for the five-year period ended May 31, 2007, and the top 29% for the 3- and 10-year periods. (Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 31 out of 82, 22 out of 77, 16 out of 71, and 15 out of 51 funds for the 1-, 3-, 5-, and 10-year periods ended May 31, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

In an attempt to maintain an attractive yield for our investors, we generally kept the portfolio’s weighted average maturity (WAM) about five to 10 days longer than that of our average competitor in the last six months. This stance reflected our expectations for reduced supply—which tends to weigh on Treasury bill (T-bill) yields—as opposed to our interest rate outlook.

The Treasury generally pays down debt starting around the mid-April tax filing deadline, which often leads to smaller-than-expected T-bill auctions in the spring. In addition, stronger-than-expected tax receipts have been reducing the federal government’s borrowing needs. We anticipate that the Treasury will increase the size of T-bill auctions in the third and fourth quarter of the year.

We are a little more bullish on the economy than other investors appear to be, making us somewhat cautious. It appears that the continuing decline in housing will not be a significant drag on future growth. We are skeptical that the Fed will change course anytime soon. Therefore, we expect to adopt a more defensive posture in the absence of any supply considerations.

U.S. Treasury Intermediate Fund
Your fund returned -0.24% in the second half of our fiscal year and 5.35% in the 12-month period ended May 31, 2007. As shown in the table, the fund held up better than the Lipper General U.S. Treasury Funds Average—which has a heavy representation of longer-term Treasury funds that struggled more than shorter-term Treasury portfolios—but narrowly trailed its Lehman Brothers benchmark in the last six months. For the entire fiscal year, the fund lagged the index and the peer group average. Fund performance in the last six months reflected $0.11 dividend income that was offset by a $0.12 decline in the net asset value (NAV), from $5.32 to $5.20. For the one-year period, the fund earned dividends totaling $0.21, while its NAV rose $0.06, from $5.14 to $5.20.

The 2- to 10-year portion of the Treasury yield curve was inverted for most of the last six months—in fact, for most of the last year—as investors believed the slowing economy would lead to a more accommodative monetary policy from the Federal Reserve. Toward the end of our reporting period, the inversion turned into a positively sloped yield curve, as the 10-year Treasury yield climbed above the two-year yield. (This trend continued into June, as investors recognized that the U.S. economy was picking up in the second quarter and that rate cuts were less likely because inflation was still higher than what Federal Reserve officials would prefer.) Our portfolio benefited from this development because Treasuries maturing in five years or less—which we overweighted during our reporting period—outperformed 7- to 10-year maturities.

The portfolio’s duration and weighted average maturity were little changed during the last six months, as shown in the Portfolio Characteristics table. We kept the duration close to that of the Lehman benchmark, as intermediate-term interest rates were mostly range bound since last November.

The environment for mortgage-backed securities was fairly good for most of the last six months amid low interest rate volatility and the steady Fed. We maintained a 9% to 10% allocation to Ginnie Mae mortgage securities for most of the period—in fact, we added to our positions, increasing them to 12% of assets as interest rates rose at the end of the period—to keep the portfolio diversified and to harness their yield advantage over comparable Treasuries.

Investing in intermediate-term Treasury inflation-protected securities (TIPS) can help increase the portfolio’s diversification while providing a hedge against inflation. We increased our exposure to these inflation-indexed securities from about 4% to 7% of assets in the last six months as the prices of TIPS were pressured by increasing optimism about the outlook for inflation.

U.S. Treasury Long-Term Fund
Your fund returned -2.36% in the second half of our fiscal year and 7.22% in the 12-month period ended May 31, 2007. As shown in the table, the fund performed mostly in line with our Lehman Brothers benchmark in the last six months but fared worse than the Lipper peer group average, which includes some shorter-term Treasury portfolios that held up better than funds emphasizing Treasuries with the longest maturities. For the 12-month period, the fund outpaced the Lipper average but slightly trailed the Lehman index.

Fund performance in the last six months reflects dividends totaling $0.26 per share, a capital gain distribution at the end of 2006 totaling $0.11 ($0.10 for long-term gains, $0.01 for short-term gains), and a $0.64 decrease in the fund’s net asset value (NAV), from $11.78 to $11.14. For the one-year period, the fund earned $0.52 dividend income and distributed $0.11 capital gains (as mentioned above), and its NAV increased $0.16, from $10.98 to $11.14.

Longer-term Treasury bond yields declined over the last 12 months and, until the latter part of our reporting period, generally remained lower than shorter-term rates. Intermediate-term yields also fell during our fiscal year—at one point, the five-year Treasury yield was almost 90 basis points below the 5.25% fed funds target rate—as investors anticipated that the Federal Reserve would begin cutting rates to stimulate the slowing economy. (One hundred basis points equal one percentage point.) Treasury rates climbed in the second half of our fiscal year, however, which resulted in negative returns for long-term government bond investors. (Bond prices and interest rates move in opposite directions.)

The fund’s duration was fairly steady in the last six months, beginning and ending the period at 10.6 years. This measurement of the portfolio’s sensitivity to interest rate fluctuations was mostly consistent with the Lehman benchmark’s duration. The fund’s weighted average maturity edged higher, as shown in the Portfolio Characteristics table.

Like the U.S. Treasury Intermediate Fund, we invest in Ginnie Mae mortgage-backed securities (approximately 8% of fund assets as of May 31) to diversify the portfolio and harness their income advantage over comparable Treasuries. Given the low interest rate volatility in the second half of our fiscal year, our mortgage holdings added value relative to Treasury securities. Their recent performance advantage over Treasuries has been marginal, however, possibly due to decreased foreign demand for Ginnie Maes (in favor of other investments) and expectations for increased supply, as some homeowners with subprime mortgages may be forced to refinance out of their adjustable rate loans into fixed-rate mortgages issued by traditional lenders.

We maintained our positions in long-term Treasury inflation-protected securities (TIPS) in the last six months (approximately 7% of assets as of May 31). These inflation-indexed government bonds are another instrument we use to diversify the fund while hedging against inflation. Our holdings produced good relative performance for most of the reporting period, although TIPS struggled later in the period as real (inflation-adjusted) interest rates began rising while inflation expectations remained fairly benign.

OUTLOOK

According to central bank officials, further actions by the Federal Reserve will depend on future data about the strength of the economy or the outlook for inflation. Economic growth has slowed due to factors such as a weaker housing market and higher energy prices. However, we still believe that with employment strong, long-term interest rates low, and inflation above the upper end of the Fed’s comfort zone, the Fed’s next move is more likely to be an increase, rather than a decrease, in short-term interest rates. In any event, Treasury bill yields are likely to remain near multiyear highs for the foreseeable future—a plus for money market fund investors.

As we write this report, longer-term interest rates have been rising substantially amid indications that U.S. economic growth in the second quarter is rebounding sharply. In the near term, rising rates will weigh upon Treasury bond prices, but they could also temper the economic rebound by increasing the costs of longer-term borrowing and thus discourage the central bank from raising short-term rates. In addition, as longer-term rates increase, the yield curve could steepen, and investors may once again be compensated with higher income for assuming the greater interest rate risk associated with owning longer-term Treasury securities.

Thank you for investing with T. Rowe Price. We will continue to monitor bond market and economic conditions closely and position the U.S. Treasury Funds to provide attractive levels of income consistent with owning securities with the highest credit quality.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Cheryl A. Mickel
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Long-Term Fund

June 18, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.1%		
U.S. Government Obligations 8.1%		
Government National Mortgage Assn.		
4.50%, 11/20/35	3,071	2,853
5.00%, 6/15/34 - 3/15/36	2,270	2,179
5.50%, 10/15/35 - 4/20/36	3,101	3,041
6.00%, 11/15/12 - 8/20/34	4,485	4,529
6.50%, 7/15/09 - 10/20/34	2,357	2,407
7.00%, 11/20/23 - 12/20/32	4,803	4,954
8.00%, 12/15/07 - 3/15/17	26	27
8.50%, 7/15/08 - 2/15/27	204	211
9.00%, 12/15/08 - 8/15/25	339	361
10.00%, 12/15/17 - 7/15/22	58	63
10.50%, 11/15/16 - 7/15/19	14	15
11.50%, 10/15/10 - 6/15/13	4	4
Government National Mortgage Assn., CMO		
4.485%, 10/16/33	1,374	1,272
4.994%, 3/16/30	1,145	1,099
5.50%, 12/20/35	730	702
6.50%, 5/20/28	1,062	1,074
Government National Mortgage Assn., TBA, 5.50%, 1/1/34	3,550	3,487
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $28,446)		28,278
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 89.9%		
U.S. Treasury Obligations 89.9%		
U.S. Treasury Bonds, 4.50%, 2/15/36	27,375	25,185
U.S. Treasury Bonds, 4.75%, 2/15/37	8,850	8,488
U.S. Treasury Bonds, 5.375%, 2/15/31	29,138	30,372
U.S. Treasury Bonds, 5.50%, 8/15/28	2,819	2,966
U.S. Treasury Bonds, 6.00%, 2/15/26	24,384	26,986

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $338,326)	$	342,469
Affiliated companies (cost $9,983)		9,983
Total investments in securities		352,452
Interest receivable		4,713
Receivable for shares sold		324
Other assets		16
Total assets		357,505
Liabilities		
Payable for investment securities purchased		7,642
Payable for shares redeemed		152
Investment management fees payable		91
Due to affiliates		47
Other liabilities		127
Total liabilities		8,059
NET ASSETS	$	349,446
Net Assets Consist of:		
Undistributed net investment loss	$	(143)
Undistributed net realized loss		(1,870)
Net unrealized gain		4,040
Paid-in capital applicable to 31,379,907 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		347,419
NET ASSETS	$	349,446
NET ASSET VALUE PER SHARE	$	11.14

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

		Year Ended 5/31/07
Investment Income (Loss)		
Income		
Interest	$	14,655
Dividend		520
Total income		15,175
Expenses		
Investment management		905
Shareholder servicing		548
Custody and accounting		113
Registration		24
Prospectus, shareholder reporting, and proxy		19
Legal and audit		17
Directors		6
Miscellaneous		8
Total expenses		1,640
Expenses paid indirectly		(2)
Net expenses		1,638
Net investment income		13,537
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		3,353
Futures		(79)
Net realized gain		3,274
Change in net unrealized gain (loss)		
Securities		626
Futures		10
Change in net unrealized gain		636
Net realized and unrealized gain		3,910
INCREASE IN NET ASSETS FROM OPERATIONS	$	17,447

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks the highest level of income consistent with maximum credit protection.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, November 30, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended May 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the year ended May 31, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Other Purchases and sales of U.S. government securities aggregated $213,612,000 and $96,207,000, respectively, for the year ended May 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2007, were characterized as follows for tax purposes:

At May 31, 2007, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. Consequently, $1,369,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2008. Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures transactions; accordingly, $731,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of May 31, 2007. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended May 31, 2007, the fund utilized $135,000 of capital loss carryforwards.

For the year ended May 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

At May 31, 2007, the cost of investments for federal income tax purposes was $350,409,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At May 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2007, expenses incurred pursuant to these service agreements were $78,000 for Price Associates, $136,000 for T. Rowe Price Services, Inc., and $73,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2007, the fund was allocated $262,000 of Spectrum Funds’ expenses, of which $190,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2007, approximately 59% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the year ended May 31, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $520,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at May 31, 2007, and May 31, 2006, was $9,983,000 and $9,702,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe U.S. Treasury Funds, Inc. and Shareholders of T. Rowe Price U.S. Treasury Long-Term Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Treasury Long-Term Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $283,000 from short-term capital gains

• $2,604,000 from long-term capital gains, subject to the 15% rate gains category

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was above the median of certain groups of comparable funds but at or below the median of other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1989	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1992

*Each independent director oversees 119 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.,
[119]	and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the
Board and Director, T. Rowe Price Services, Inc., T. Rowe Price Savings
Bank, T. Rowe Price Global Asset Management Limited, and T. Rowe
Price Global Investment Services Limited; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	U.S. Treasury Funds
[37]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Brian E. Burns (1960)	Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, U.S. Treasury Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, U.S. Treasury Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, U.S. Treasury Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,201,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 23, 2007